  Ex. 99.1

China Energy Corp. Reports Financial Results for Second Quarter of Fiscal Year 2010: Reaffirms Fiscal Year 2010 Guidance

•	Second quarter FY 2010 revenue up 377% to $20.5 million

•	Net income of $4.4 million, with EPS of $0.10 per share

•	Gross profit margin for the second quarter FY 2010 increased sequentially to 41% from 33%

•	Company reaffirms full year guidance, anticipates net income of $17 million to $18 million

HOHHOT CITY, China, July 14 -- China Energy Corporation (OTC Bulletin Board: CHGY), ("China Energy" or the “Company"), a coal trader and a leading  producer and processor of raw coal for domestic heating, electrical generation, and coking purposes for steel production and a supplier of heating and electric energy services, in Inner Mongolia, recently announced financial results for the second quarter of its fiscal year ending November 30, 2010.

Summary Financials

Second Quarter Results (three months ended May 31)
(USD)	FY2010	FY2009	CHANGE
Sales	$20.5 million	$4.3 million	+377%
Gross Profit	$8.5 million	$0.05 million	+16,900%
Net Income	$4.4 million	($0.97 million)	--
EPS (Basic)	$0.10	($0.02)	--

Six Months Results (ended May 31)
(USD)	FY2010	FY2009	CHANGE
Sales	$41.2 million	$9.3 million	+343%
Gross Profit	$15.4 million	$0.37 million	+4,062%
Net Income	$8.4 million	($1.5 million)	--
EPS (Basic)	$0.19	($0.03)	--

Second Quarter Results

For the quarter ended May 31, 2010, the Company reported revenue of $20.5 million, a 377% increase over revenue of $4.3 million in the second quarter of fiscal year 2009. Quarterly sales from the Company's coal group increased 994% to $17.5 million, or 86% of total sales, compared to $1.6 million, or 38% of total sales in the prior-year quarter. As a component of this, 48% of total company sales came from coal production, and 38% came from coal trading during the quarter. China Energy produced approximately 227,000 metric tons of coal in the second quarter of 2010, compared to 12,000 metric tons in the same period of fiscal year 2009. The year-over-year increase in revenue from the Company’s coal group was  driven by a combination of the fact that production at the Company’s LaiYeGou coal mine in Inner Mongolia was partially shut down in 2009 due to the $10 million expansion and improvement program and the resulting  increase in coal production in 2010. The program was completed in the third quarter of 2009 and included the installation of more efficient "longwall" mining equipment.

Quarterly sales at the heat power group totaled $3.0 million, or 14% of total sales compared to $2.6 million, or 62% of total sales in the prior-year quarter. The higher level of sales from the heat power group was due to an increase in coverage area to 2.7 million square meters from 2.1 million square meters in the prior-year quarter, and a slight increase in the volume of electricity sold by its electric power operations.

"Due to our expanded production capacity and the efficiency of our longwall mining equipment, we expect revenue from coal production to remain robust, and expect incremental growth from our proprietary coal trading operation as we have been granted additional quota for space on trains from the local railway bureau," stated WenXiang Ding, chief executive officer and president. "Additionally, our momentum, financial strength, existing infrastructure, and proximity to additional coal resources in the region position the company well for expansion through potential acquisitions. We also expect the continued development of the XueJiaWan district to fuel growth in our Heat Power segment."

Cost of goods sold in the second quarter of fiscal year 2010 was approximately $12 million, compared to approximately $4.2 million in the second prior-year quarter. Gross profit was $8.5 million and the gross margin was 41% in the quarter, compared to $0.05 million in gross profit and a gross margin of 1% during the same period in fiscal year 2009. Gross profit margin for the second quarter of fiscal 2010 increased sequentially to 41% from 33% in the first quarter of fiscal 2010 due primarily to the increase in revenues recognized as a percentage of total sales by the Company's Coal Group, which encompasses higher gross margins than its Heat Power business segment.

Total operating expenses for the second quarter of fiscal year 2010 were approximately $2 million, or 9.8% of revenue, compared to $1 million or 23% of revenue in second-quarter fiscal year 2009. Selling and marketing expenses in second-quarter fiscal year 2010 were $1.4 million compared to $0.2 million in the same period in fiscal year 2009, and general and administration expenses totaled $0.6 million and $0.8 million in the respective periods. The increase in selling and marketing expenses in the second quarter of fiscal year 2010 was primarily attributable to the expansion of the proprietary coal trading business since the second fiscal quarter of 2009 as a result of additional space to ship coal on local railcars as allocated by the local railway bureau. Despite the additional operating expenses, the strong revenue growth led to an operating margin of 31%, compared with negative 23% in the prior-year quarter.

Net income during the quarter totaled approximately $4.4 million, or $0.10 per share, compared to a loss of approximately $1 million, or $0.02 per share in the second quarter of fiscal year 2009. Net income margins were 21% for the second quarter of fiscal year 2010. Per share amounts for second quarter 2010 and 2009 are based on 45.0 million shares outstanding.

Six Month Results

For the six months ended May 31, 2010, the Company reported revenue of $41.2 million, a 343% increase over revenue of $9.3 million in the same period of fiscal year 2009. Six month sales from the Company's coal group increased 956% to $33.8 million, or 82% of total sales, compared to $3.2 million, or 34% of total sales in the prior year. As a component of this, 38% of total company sales came from coal production, and 44% came from coal trading. China Energy produced approximately 383,000 metric tons of coal during the six months of fiscal 2010, compared to 22,000 metric tons in the same period of fiscal year 2009. The year-over-year increase in revenue from the Company’s coal group was primarily driven by a combination of the fact that production at the Company’s LaiYeGou coal mine in Inner Mongolia was partially shut down in 2009 due to the $10 million expansion and improvement program and the resulting significant increase in coal production resulting from such program in 2010.  Sales at the heat power group totaled $7.5 million, or 18% of total sales compared to $6.1 million, or 66% of total sales in the same period of last year.

Cost of goods sold for the six months ended May 31, 2010 was approximately $25.9 million, compared to approximately $8.9 million in the prior year. Gross profit was $15.4 million and the gross margin was 37% in the six months of fiscal 2010, compared to $0.37 million in gross profit and a gross margin of 4% during the same period in fiscal year 2009.

Total operating expenses for the six months of fiscal year 2010 were approximately $4 million, or 9.7% of revenue, compared to $1.5 million or 16.1% of revenue same period in fiscal year 2009.

Net income for the six months of fiscal year 2010 totaled approximately $8.4 million, or $0.19 per share, compared to a loss of approximately $1.4 million, or $0.03 per share in the same period in fiscal year 2009. Net income margins were 20.4% for the six months of fiscal year 2010. Per share amounts for second quarter 2010 and 2009 are based on 45 million shares outstanding.

Balance Sheet and Cash Flow

Cash and cash equivalents totaled $10.1 million on May 31, 2010 compared to $5.1 million on November 30, 2009. The Company had total assets of $106 million versus total liabilities of $65 million as of May 31, 2010. For the first half of fiscal year 2010, the Company generated $4.8 million in cash from operations versus cash used in operations of $9.4 million in the same period of fiscal year 2009.

Financial Guidance

The company is reaffirming its previously reported fiscal year guidance, and anticipates reporting between $17 million and $18 million in net income for its fiscal year ending November 30, 2010. The midpoint of this range represents an increase of 243% from fiscal year 2009.

Management anticipates sales of its Coal Group, which includes coal mining and sales as well as coal trading, will represent approximately 80% to 90% of revenues during 2010. The Company expects to produce an aggregate of approximately 800,000 metric tons of coal for the fiscal year ending November 30, 2010. China Energy produced approximately 383,000 metric tons of coal in the first half of fiscal 2010 compared with 22,000 metric tons in the year ago period. The Company also expects higher level of sales from the Heat Power group due to an increase in coverage area of the Company's heating operations and an increase in the volume of electricity sold by its electric power operations. The Company's guidance does not include any contribution from future acquisitions by the Company. Management will continue to evaluate its business outlook as necessary and communicate any changes on a quarterly basis or when appropriate.

About China Energy Corporation

China Energy Corporation produces and processes raw coal for domestic heating, electrical generation and coking purposes for steel production primarily in the People's Republic of China, and acts as a brokerage in facilitating coal trade transactions. The Company produces coal through its subsidiary Inner Mongolia Tehong Coal Group Co, Ltd. ("Coal Group") and supplies heating and electricity requirements throughout the XueJiaWan district through its subsidiary Inner Mongolia Zhunger Heat Power Co., Ltd. ("Heat Power"). Through Heat Power, China Energy operates a thermoelectric plant and 32 heat transfer stations located in XueJiaWan, Ordos City in which the Company has a monopoly for heating supply granted to the Company by the local government. For additional information on China Energy Corporation see http://www.ceccec.com.

Cautionary Statement Regarding Forward-Looking Information

This press release may contain certain "forward-looking statements" relating to the business of China Energy Corporation, and its subsidiary companies. All statements, other than statements of historical fact included herein are "forward-looking statements" including statements regarding: the impact of the proceeds from the private placement on the Company's short term business and operations, the general ability of the Company to achieve its commercial objectives, including the ability of the Company to sustain growth; the business strategy, plans and objectives of the Company and its subsidiaries; and any other statements of non-historical information. These forward-looking statements are often identified by the use of forward-looking terminology such as "believes," "expects" or similar expressions, involve known and unknown risks and uncertainties. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in the Company's periodic reports that are filed with the Securities and Exchange Commission and available on its website (http://www.sec.gov)

Contacts:
Company:
Alex (Yuan) Gong, Chief Financial Officer
Tel: +86 10 52036900
Email: alexgong08@gmail.com

Investor Relations:
HC International, Inc.
Ted Haberfield, Executive VP
Tel: +1-760-755-2716
Email: thaberfield@hcinternational.net

(Financial Tables Follow)

CHINA ENERGY CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

	May 31,	November 30,
	2010	2009
	(Unaudited)	(Audited)
	US$	US$
ASSETS
Current assets:
Cash and cash equivalents	$10,148,451	$5,073,645
Term deposit-restricted	7,320,108	-
Accounts receivable, net of allowance for doubtful accounts of $120,782 and $120,853, respectively	7,770,278	4,600,667
Other receivables	4,536,142	4,447,272
Advance to suppliers	6,000,416	5,511,630
Inventories	3,995,005	5,574,465
Total current assets	39,770,400	25,207,679

Fixed assets:
Property, plant and equipment	51,058,566	50,546,862
Construction in progress	4,993,734	4,236,281
	56,052,300	54,783,143
Less: accumulated depreciation and depletion	(9,344,274)	(7,456,849)
Net fixed assets	46,708,026	47,326,294

Other assets:
Investment property, net of accumulated depreciation of $188,721 and $166,172, respectively	1,912,498	1,936,278
Intangible assets, net of amortization of $936,113 and $787,417, respectively	3,476,360	3,627,642
Restricted cash	533,358	149,898
Other long term assets	486,077	450,021
Notes receivable	13,309,387	7,913,100
Total other assets	19,717,680	14,076,939

TOTAL ASSETS	$106,196,106	$86,610,912

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Short term bank loans	16,104,238	12,012,012
Accounts payable	10,673,206	11,489,568
Notes payable	5,856,087	-
Advance from customers	9,761,577	12,125,187
Accrued liabilities	651,448	325,539
Other payables	4,501,405	387,729
Shareholder loans	10,073,564	9,972,279
Current portion of deferred income	852,888	822,930
Total current liabilities	58,474,413	47,135,244

Deferred income, net of current portion	6,067,091	6,224,033

Total liabilities	64,541,504	53,359,277

Stockholders’ equity:
Common stock (authorized 200,000,000 shares of $0.001 par value; 45,000,000 shares issued and outstanding, respectively)	45,000	45,000
Additional paid-in capital	8,655,805	8,655,805
Paid in capital – stock options	315,000	315,000
Retained earnings	20,749,751	12,542,081
Statutory reserves	8,297,853	8,078,765
Other comprehensive income	3,591,193	3,614,984
Total stockholders’ equity	41,654,602	33,251,635

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$106,196,106	$86,610,912

CHINA ENERGY CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND OTHER COMPREHENSIVE INCOM (LOSS)
(UNAUDITED)

	For the six months ended May 31,		For the three months ended May 31,
	2010	2009	2010	2009
	US$	US$	US$	US$

Revenues	$41,252,616	$9,298,621	$20,483,740	$4,283,675
Cost of revenues	(25,852,305)	(8,924,191)	(12,025,898)	(4,236,939)
Gross profit	15,400,311	374,430	8,457,842	46,736

Operating expenses:
Selling and marketing	(2,222,281)	(238,153)	(1,381,564)	(195,516)
General and administrative	(1,731,846)	(1,230,144)	(628,194)	(838,090)
Total operating expenses	(3,954,127)	(1,468,297)	(2,009,758)	(1,033,606)

Income (loss) from operations	11,446,184	(1,093,867)	6,448,084	(986,870)

Investment income	-	36,847	-	2,496
Non-operating income	682,678	325,173	569,215	164,772
Finance expenses, net	(771,001)	(198,722)	(555,652)	(103,334)
Government subsidies	-	164,145	-	11,121
Non-operating expenses	(175,511)	(757,083)	(131,155)	(56,418)
Income (loss) before income taxes	11,182,350	(1,523,507)	6,330,492	(968,233)

(Provision for) benefit from income taxes	(2,755,592)	24,590	(1,908,020)	1,666

Net income (loss)	$8,426,758	$(1,498,917)	$4,422,472	$(966,567)

Other comprehensive income
Foreign currency translation adjustment	(23,791)	79,005	(28,256)	131,410
Total comprehensive income (loss)	$8,402,967	$(1,419,912)	$4,394,216	$(835,157)

Net income (loss) per common share
basic	0.19	(0.03)	0.10	(0.02)

Net income (loss) per common share
diluted	0.17	(0.03)	0.09	(0.02)

Weighted average common shares outstanding basic	45,000,000	45,000,000	45,000,000	45,000,000

Weighted average common shares outstanding diluted	48,423,445	45,000,000	48,423,445	45,000,000

CHINA ENERGY CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	For the six months ended May 31,
	2010	2009
	US$	US$

Cash flows from operating activities:
Net income (loss)	$8,426,758	$(1,498,917)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,108,233	1,441,566
Interest accrued on shareholder loans	109,348	106,433
Loss on disposal of property, plant and equipment	-	744,524
Gain from short term investments	-	(36,847)
Changes in operating assets and liabilities:
(Increase) in term deposit	(7,320,108)	-
(Increase) in restricted cash	(383,460)	-
(Increase) in accounts receivable	(3,048,758)	(1,803,791)
(Increase) in other receivables	(88,870)	(5,097,545)
Decrease (increase) in advance to suppliers	1,287,107	(770,088)
Decrease (increase) in inventories	1,579,460	(78,612)
(Decrease) increase in deferred income	(126,984)	475,131
Increase (decrease) in accounts payable	198,588	(4,133,827)
(Decrease) increase in advance from customers	(2,363,610)	838,514
Increase in accrual liabilities and other payables	4,439,585	415,551
Net cash provided by (used in) operating activities	4,817,289	(9,397,908)

Cash flows from investing activities:
Purchase of property, plant and equipment	(3,093,625)	(2,186,070)
Increase in construction in progress	(1,076,171)	(698,877)
(Increase) in notes receivable	(5,396,287)	(330,560)
Payments received on notes receivable	-	893,563
Net cash (used in) investing activities	(9,566,083)	(2,321,944)

Cash flows from financing activities:
Proceeds from short term bank loans	16,112,495	12,011,836
Proceeds from notes payable	5,856,087	-
Principal payments made on short term bank loans	(12,011,132)	(2,929,716)
Advance from shareholders	513,711	4,439,636
Repayments of shareholders loans	(517,651)	(594,000)
Net cash provided by financing activities	9,953,510	12,927,756

Effect of exchange rate changes on cash	(129,910)	33,140
Net increase in cash and cash equivalents	5,074,806	1,241,044

Cash and cash equivalents, beginning of period	5,073,645	456,802

Cash and cash equivalents, end of period	$10,148,451	$1,697,846

Supplemental disclosure of cash flow information

Cash paid for interest	$554,554	$276,071
Cash paid for income taxes	$2,346,087	$-

CHINA ENERGY CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

	May 31,	November 30,
	2010	2009
	(Unaudited)	(Audited)
	US$	US$
ASSETS
Current assets:
Cash and cash equivalents	$10,148,451	$5,073,645
Term deposit-restricted	7,320,108	-
Accounts receivable, net of allowance for doubtful accounts of $120,782 and $120,853, respectively	7,770,278	4,600,667
Other receivables	4,536,142	4,447,272
Advance to suppliers	6,000,416	5,511,630
Inventories	3,995,005	5,574,465
Total current assets	39,770,400	25,207,679

Fixed assets:
Property, plant and equipment	51,058,566	50,546,862
Construction in progress	4,993,734	4,236,281
	56,052,300	54,783,143
Less: accumulated depreciation and depletion	(9,344,274)	(7,456,849)
Net fixed assets	46,708,026	47,326,294

Other assets:
Investment property, net of accumulated depreciation of $188,721 and $166,172, respectively	1,912,498	1,936,278
Intangible assets, net of amortization of $936,113 and $787,417, respectively	3,476,360	3,627,642
Restricted cash	533,358	149,898
Other long term assets	486,077	450,021
Notes receivable	13,309,387	7,913,100
Total other assets	19,717,680	14,076,939

TOTAL ASSETS	$106,196,106	$86,610,912

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Short term bank loans	16,104,238	12,012,012
Accounts payable	10,673,206	11,489,568
Notes payable	5,856,087	-
Advance from customers	9,761,577	12,125,187
Accrued liabilities	651,448	325,539
Other payables	4,501,405	387,729
Shareholder loans	10,073,564	9,972,279
Current portion of deferred income	852,888	822,930
Total current liabilities	58,474,413	47,135,244

Deferred income, net of current portion	6,067,091	6,224,033

Total liabilities	64,541,504	53,359,277

Stockholders’ equity:
Common stock (authorized 200,000,000 shares of $0.001 par value; 45,000,000 shares issued and outstanding, respectively)	45,000	45,000
Additional paid-in capital	8,655,805	8,655,805
Paid in capital – stock options	315,000	315,000
Retained earnings	20,749,751	12,542,081
Statutory reserves	8,297,853	8,078,765
Other comprehensive income	3,591,193	3,614,984
Total stockholders’ equity	41,654,602	33,251,635

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$106,196,106	$86,610,912

CHINA ENERGY CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

	For the six months ended May 31,		For the three months ended May 31,
	2010	2009	2010	2009
	US$	US$	US$	US$

Revenues	$41,252,616	$9,298,621	$20,483,740	$4,283,675
Cost of revenues	(25,852,305)	(8,924,191)	(12,025,898)	(4,236,939)
Gross profit	15,400,311	374,430	8,457,842	46,736

Operating expenses:
Selling and marketing	(2,222,281)	(238,153)	(1,381,564)	(195,516)
General and administrative	(1,731,846)	(1,230,144)	(628,194)	(838,090)
Total operating expenses	(3,954,127)	(1,468,297)	(2,009,758)	(1,033,606)

Income (loss) from operations	11,446,184	(1,093,867)	6,448,084	(986,870)

Investment income	-	36,847	-	2,496
Non-operating income	682,678	325,173	569,215	164,772
Finance expenses, net	(771,001)	(198,722)	(555,652)	(103,334)
Government subsidies	-	164,145	-	11,121
Non-operating expenses	(175,511)	(757,083)	(131,155)	(56,418)
Income (loss) before income taxes	11,182,350	(1,523,507)	6,330,492	(968,233)

(Provision for) benefit from income taxes	(2,755,592)	24,590	(1,908,020)	1,666

Net income (loss)	$8,426,758	$(1,498,917)	$4,422,472	$(966,567)

Other comprehensive income
Foreign currency translation adjustment	(23,791)	79,005	(28,256)	131,410
Total comprehensive income (loss)	$8,402,967	$(1,419,912)	$4,394,216	$(835,157)

Net income (loss) per common share
basic	0.19	(0.03)	0.10	(0.02)

Net income (loss) per common share
diluted	0.17	(0.03)	0.09	(0.02)

Weighted average common shares outstanding basic	45,000,000	45,000,000	45,000,000	45,000,000

Weighted average common shares outstanding diluted	48,423,445	45,000,000	48,423,445	45,000,000

CHINA ENERGY CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	For the six months ended May 31,
	2010	2009
	US$	US$
Cash flows from operating activities:
Net income (loss)	$8,426,758	$(1,498,917)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,108,233	1,441,566
Interest accrued on shareholder loans	109,348	106,433
Loss on disposal of property, plant and equipment	-	744,524
Gain from short term investments	-	(36,847)
Changes in operating assets and liabilities:
(Increase) in term deposit	(7,320,108)	-
(Increase) in restricted cash	(383,460)	-
(Increase) in accounts receivable	(3,048,758)	(1,803,791)
(Increase) in other receivables	(88,870)	(5,097,545)
Decrease (increase) in advance to suppliers	1,287,107	(770,088)
Decrease (increase) in inventories	1,579,460	(78,612)
(Decrease) increase in deferred income	(126,984)	475,131
Increase (decrease) in accounts payable	198,588	(4,133,827)
(Decrease) increase in advance from customers	(2,363,610)	838,514
Increase in accrual liabilities and other payables	4,439,585	415,551
Net cash provided by (used in) operating activities	4,817,289	(9,397,908)

Cash flows from investing activities:
Purchase of property, plant and equipment	(3,093,625)	(2,186,070)
Increase in construction in progress	(1,076,171)	(698,877)
(Increase) in notes receivable	(5,396,287)	(330,560)
Payments received on notes receivable	-	893,563
Net cash (used in) investing activities	(9,566,083)	(2,321,944)

Cash flows from financing activities:
Proceeds from short term bank loans	16,112,495	12,011,836
Proceeds from notes payable	5,856,087	-
Principal payments made on short term bank loans	(12,011,132)	(2,929,716)
Advance from shareholders	513,711	4,439,636
Repayments of shareholders loans	(517,651)	(594,000)
Net cash provided by financing activities	9,953,510	12,927,756

Effect of exchange rate changes on cash	(129,910)	33,140
Net increase in cash and cash equivalents	5,074,806	1,241,044

Cash and cash equivalents, beginning of period	5,073,645	456,802

Cash and cash equivalents, end of period	$10,148,451	$1,697,846

Supplemental disclosure of cash flow information

Cash paid for interest	$554,554	$276,071
Cash paid for income taxes	$2,346,087	$-

CHINA ENERGY CORPORATION AND SUBSIDIARIES
SUMMARY OF REVENUE BY SEGMENT
(UNAUDITED)

	For the six months ended		For the three months ended
	May 31,		May 31,
	2010	2009	2010	2009
Revenue by segment:
Coal Group
Coal Trading	18,101,191	2,251,210	7,699,181	1,141,455
Coal Production	15,675,808	923,078	9,829,852	502,950
Total Coal	33,776,999	3,174,288	17,529,033	1,644,405

Heat Power
Electricity	2,146,825	1,945,428	1,158,751	1,033,782
Heating Supply	5,328,792	4,105,820	1,795,956	1,532,403
Others	-	73,085	-	73,085
Total Heat Power	7,475,617	6,124,333	2,954,707	2,639,270

Total Company Revenue	41,252,616	9,225,536	20,483,740	4,210,590

Profit by segment:
Coal Group	7,828,143	147,264	4,470,349	112,231
Heat Power	598,615	(1,646,181)	(47,877)	(1,078,798)

Reported Rev for Total Heat Power Group		6,124,333		2,639,270

Difference from above calculation		73,085		73,085